                                 EXHIBIT (17)(a)

  Declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 for the Registrant dated September 27, 1996

              As filed with the Securities and Exchange Commission
                              on December 13, 1996



                                       Registration Nos. 33-12608 and 811-5059
                                       ---------------------------------------

                             ----------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]


         Pre-Effective Amendment No.
         Post-Effective Amendment No. 19                                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT                               [X]
  COMPANY ACT OF 1940
         Amendment No. 22                                                 [X]
                                 HIGHMARK FUNDS
               (Exact Name of Registrant as Specified in Charter)


                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of principal executive offices)
                                 (800) 433-6884
                                 --------------
              (Registrant's telephone number, including area code)

                      Name and address of agent for service:
                      --------------------------------------
                      Martin E. Lybecker, Esq.
                      Ropes & Gray
                      One Franklin Square
                      1301 K Street, N.W., Suite 800 East
                      Washington, D.C. 20005


It is proposed that this filing will become effective (check appropriate box)
[ ]      immediately upon filing pursuant to paragraph (b), or
[ ]      on November 15, 1996 pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(i)
[ ]      on [date] pursuant to paragraph (a)(i)
[X]      75 days after filing pursuant to paragraph (a)(ii)
[ ]      on [date] pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for post-effective amendment No. ____ filed on _______________________ .


         Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended July 31, 1996 on September 27, 1996.